UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   May 4, 2005
                                                    ------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                    001-31584           23-3057155
   ------------------------        -----------------     -----------------
(State or other jurisdiction of    (Commission File      (IRS Employer
        incorporation)                 Number)         Identification No.)


                4 Hillman Drive, Suite 130
                 Chadds Ford, Pennsylvania                      19317
     ------------------------------------------------        -------------
         (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (610) 459-2405
                                                           --------------

                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         On May 4, 2005, I-trax, Inc. issued a press release disclosing its financial results for the quarter ended March 31, 2005. The press release is attached to this current report as Exhibit 99.1.


Item 9.01         Exhibits.

99.1              Press release, issued May 4, 2005.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  I-TRAX, INC.




Date:  May 11, 2005                              By:      /s/ David R. Bock
                                                          ----------------------
                                                 Name:    David R. Bock
                                                 Title:   Senior Vice President
                                                          and Chief Financial
                                                          Officer